UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2005
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-18443	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8125 North Hayden Road
Scottsdale, Arizona 85258-2463
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
SIGNATURES

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 12, 2005, the Board of Directors of Medicis Pharmaceutical Corporation (“Medicis”) approved the change of Medicis’ fiscal year end from June 30 to December 31. This change will be made effective as of December 31, 2005. We will file an annual report on Form 10-K covering the six-month transition period ending on December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005	By:	/s/ Mark A. Prygocki, Sr.
Mark A. Prygocki, Sr.
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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